UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2021 (September 24, 2021)

JASPER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39138	85-2984849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102 Redwood City, CA	94065
(Address of principal executive offices)	(Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

Amplitude Healthcare Acquisition Corporation

1177 Avenue of the Americas, Fl 40

New York, NY 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Due to the large number of events reported under the specified items of Current Report on Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Current Report on Form 8-K (this “Current Report”) is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03 and 5.05 of Current Report on Form 8-K.

On September 24, 2021 (the “Closing Date”), Amplitude Healthcare Acquisition Corporation, a Delaware corporation and our predecessor company (“AMHC”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of May 5, 2021 (the “Business Combination Agreement”), by and among AMHC, Ample Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of AMHC (“Merger Sub”), and Jasper Therapeutics, Inc., a Delaware corporation (together with its consolidated subsidiaries, “Old Jasper”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) Merger Sub merged with and into Old Jasper (the “Merger”), with Old Jasper as the surviving company in the Merger, and, after giving effect to such Merger, Old Jasper became a wholly-owned subsidiary of AMHC and changed its name to Jasper Tx Corp., and (ii) AMHC changed its name to “Jasper Therapeutics, Inc.” (together with its consolidated subsidiaries, “New Jasper” or the “Company”).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of Old Jasper common stock and Old Jasper preferred stock outstanding immediately prior to the Effective Time was automatically cancelled, extinguished and converted into the applicable number of shares of voting common stock, par value $0.0001 per share, of New Jasper (“New Jasper Voting Common Stock”) or, in certain circumstances, non-voting common stock, par value $0.0001 per share, of New Jasper (“New Jasper Non-Voting Common Stock”, and together with New Jasper Voting Common Stock, the “New Jasper Common Stock”), based on Old Jasper’s equity value, (ii) each vested and unvested option to purchase shares of Old Jasper’s common stock outstanding as of immediately prior to the Effective Time was cancelled in exchange for a comparable option to purchase shares of New Jasper Voting Common Stock, based on Old Jasper’s equity value, and (iii) each unvested award of restricted shares of Old Jasper’s common stock outstanding immediately prior to the Effective Time was converted into a comparable right to receive restricted shares of New Jasper Common Stock, based on Old Jasper’s equity value. For purposes herein and in the Business Combination Agreement, Old Jasper’s equity value was deemed to be an agreed upon amount equal to $275.0 million.

In addition, as previously disclosed, concurrently with the execution of the Business Combination Agreement, on May 5, 2021, AMHC entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and AMHC agreed to issue and sell to the PIPE Investors, an aggregate of 10,000,000 shares of Class A Common Stock of AMHC at a price of $10.00 per share, for aggregate gross proceeds of $100.0 million (the “PIPE Financing”). The PIPE Financing was consummated concurrently with the closing of the Business Combination.

In connection with the Merger, immediately prior to the Closing, each share of AMHC Class B Common Stock outstanding immediately prior to the Merger was converted into one share of AMHC’s Class A Common Stock, and following such conversion, all outstanding shares of AMHC’s Class A Common Stock were converted into an equivalent number of shares of New Jasper Voting Common Stock.

Unless the context otherwise requires, “New Jasper,” “we,” “us,” “our,” and the “Company” refer to Jasper Therapeutics, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Business Combination and the PIPE Financing (collectively, the “Transactions”).

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, New Jasper, Amplitude Healthcare Holdings LLC, a Delaware limited liability company (“Sponsor”), and certain former stockholders of Old Jasper (the “Jasper Holders” and, collectively with Sponsor, the “Holders”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Holders agreed not to, subject to certain exceptions set forth therein, effect any sale or distribution of any equity securities of New Jasper held by any of them during the 180-day lock-up period described therein and New Jasper agreed to register for resale, pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Jasper Common Stock and other equity securities of New Jasper Common Stock that are held by the parties thereto from time to time.

In particular, the Registration Rights Agreement provides for the following registration rights:

●	Shelf registration rights. As soon as practicable but no later than 30 calendar days following the Closing Date, New Jasper is required to file a shelf registration statement pursuant to Rule 415 of the Securities Act covering the resale of all the Holders’ registrable securities on a delayed or continuous basis and use commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof. At any time New Jasper has an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”), Sponsor or Holders of a majority-in-interest of registrable securities held by the Jasper Holders may make a written request to effect an underwritten shelf takedown to sell all or any portion of their registrable securities; provided that New Jasper is only obligated to effect any such underwritten shelf takedown if the total offering price of the registrable securities to be sold is reasonably expected to exceed, in the aggregate, $30.0 million, and New Jasper is not required to effect more than one underwritten shelf takedown in any twelve-month period.

●	Piggyback registration rights. At any time after the Closing Date, if New Jasper proposes to file a registration statement under the Securities Act to register equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of any stockholders of New Jasper, subject to certain exceptions, the Holders are entitled to include their registrable securities in such registration statement.

●	Expenses and indemnification. All fees, costs and expenses incurred in connection with registrations under the Securities Act will be borne by New Jasper, and all underwriting discounts and commissions, brokerage fees, underwriting marketing costs and, subject to certain exceptions, all reasonable fees and expenses of any legal counsel representing the Holders, will be borne by each Holder, with respect to such Holder’s registrable securities being sold. The Registration Rights Agreement contains cross-indemnification provisions under which New Jasper is obligated to indemnify Holders of registrable securities in the event of any untrue or alleged untrue statement of material fact in any registration statement or prospectus, or any amendment thereof or supplement thereto, covering registrable securities pursuant to the Registration Rights Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such statement or omission was furnished in writing by such Holder, and each Holder of registrable securities is obligated to indemnify New Jasper for any such untrue or alleged untrue statements of material fact or any such omissions or alleged omissions of material fact to the extent such untrue or alleged untrue statement, or such omission or alleged omission, is contained in any information or affidavit furnished to New Jasper in writing by such Holder.

●	Registrable securities. Securities shall cease to be registrable securities under the Registration Rights Agreement upon the earliest to occur of:

●	a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement by the applicable Holder;

●	such securities have otherwise been transferred, subject to certain exceptions set forth in the Registration Rights Agreement, and new certificates for such securities not bearing a legend restricting further transfer has been delivered by New Jasper and subsequent public distribution of such securities shall not require registration under the Securities Act;

●	such securities have ceased to be outstanding;

●	such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or manner of sale or current public information requirement);

●	such securities have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 145 under the Securities Act or any successor rules promulgated under the Securities Act; and

●	such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

●	Lock-up. Notwithstanding the foregoing, each Holder may not, without the consent of New Jasper, transfer any shares of New Jasper Common Stock or any other equity securities convertible into or exercisable or exchangeable for shares of New Jasper Common Stock held by the Jasper Holders immediately following the Closing or any shares of New Jasper Common Stock issued with respect to or in exchange for equity awards on or after the Closing as permitted under the Registration Rights Agreement for 180 days following the Closing Date, subject to certain customary exceptions and transfers to certain permitted transferees.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, New Jasper entered into indemnification agreements with its directors and executive officers as of the Closing Date. Each indemnification agreement provides for, among other things, indemnification by New Jasper of each director and executive officer to the fullest extent permitted by law, including indemnification of expenses such as attorney’s fees, judgements, fines and settlement amounts reasonably incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of New Jasper arising out of such person’s services as a director or executive officer of New Jasper.

The foregoing summary of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is filed as Exhibit 10.12 to this Current Report and is incorporated herein by reference.

Amendment to Sponsor Support Agreement

Immediately prior to the Closing, Sponsor, AMHC and Old Jasper entered into an amendment (the “Support Agreement Amendment”) to that certain Sponsor Support Agreement, dated May 5, 2021 (the “Sponsor Support Agreement”), pursuant to which (i) Sponsor agreed to place into escrow 1,050,000 of its shares of New Jasper Common Stock (the “Sponsor Earnout Shares”), which Sponsor Earnout Shares will be released as follows: (a) 250,000 Sponsor Earnout Shares will be released if, during the period from and after the Closing until the third anniversary of the Closing (the “Earnout Period”), over any twenty (20) trading days within any thirty (30) day consecutive trading day period, the volume-weighted average price of the New Jasper Voting Common Stock (the “Applicable VWAP”) is greater than or equal to $11.50, (b) 500,000 Sponsor Earnout Shares will be released if, during the Earnout Period, the Applicable VWAP is greater than or equal to $15.00, and (c) 300,000 Sponsor Earnout Shares will be released if, during the Earnout Period, the Applicable VWAP is greater than or equal to $18.00; and (ii) Sponsor forfeited, effective as of immediately prior to the Closing, 200,000 shares of AMHC’s Class B Common Stock beneficially owned by Sponsor to AMHC for cancellation without any consideration for such forfeiture.

The foregoing summary of the Support Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement and the Support Agreement Amendment, which are filed as Exhibits 10.13 and 10.14 to this Current Report, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated into this Item 2.01 by reference.

On September 22, 2021, AMHC held a special meeting of stockholders (the “Special Meeting”) at which the stockholders of AMHC considered and approved, among other matters, a proposal to adopt the Business Combination Agreement. On the Closing Date, the parties to the Business Combination Agreement consummated the Transactions.

Prior to the Special Meeting, holders of 9,262,099 shares of AMHC’s Class A Common Stock exercised their right to redeem such shares for cash at a price of $10.0088193 per share for aggregate payments of $92,702,675.25. In connection with the Merger, immediately prior to the Closing, each share of AMHC Class B Common Stock outstanding immediately prior to the Merger was converted into one share of AMHC’s Class A Common Stock, and following such conversion, an aggregate of 13,037,901 shares of AMHC’s Class A Common Stock (inclusive of 10,000,000 shares of AMHC’s Class A Common Stock that were issued to the PIPE Investors) were converted into an equivalent number of shares of New Jasper Voting Common Stock. At the Closing, (i) an aggregate of 24,778,409 shares of New Jasper Common Stock were issued in exchange for shares of common stock and preferred stock of Old Jasper outstanding as of immediately prior to the Effective Time, based on Jasper’s equity value, and (ii) an aggregate of 10,000,000 shares of AMHC’s Class A Common Stock were issued to the PIPE Investors in connection with the PIPE Financing, which were converted into an equivalent number of shares of New Jasper Common Stock. Moreover, at the Closing, (i) each vested and unvested option to purchase shares of Old Jasper common stock outstanding as of immediately prior to the Effective Time was converted into a comparable option to purchase shares of New Jasper Voting Common Stock, based on Jasper’s equity value, and (ii) each unvested award of restricted shares of Old Jasper’s common stock was converted into a comparable right to receive restricted shares of New Jasper Common Stock, based on Jasper’s equity value. Immediately after giving effect to the Transactions, there were 36,520,288 shares of New Jasper Voting Common Stock outstanding (which includes 611,818 shares of New Jasper Common Stock subject to restricted share awards), 1,296,022 shares of New Jasper Non-Voting Common Stock outstanding and 2,721,557 shares of New Jasper Common Stock subject to outstanding options to purchase shares of New Jasper Common Stock. After the Closing Date, AMHC’s Class A Common Stock and public warrants will cease trading on The Nasdaq Stock Market LLC, and the New Jasper Voting Common Stock and public warrants will begin trading on the Nasdaq Capital Market under the symbols “JSPR” and “JSPRW,” respectively.

Additionally, in connection with the Closing, Sponsor deposited into escrow at Closing the 1,050,000 Sponsor Earnout Shares, which Sponsor Earnout Shares will be released as follows: (1) 250,000 Sponsor Earnout Shares will be released if, during the Earnout Period, over any twenty (20) trading days within any thirty (30) day consecutive trading day period, the Applicable VWAP is greater than or equal to $11.50, (ii) 500,000 Sponsor Earnout Shares will be released if, during the Earnout Period, the Applicable VWAP is greater than or equal to $15.00, and (iii) 300,000 Sponsor Earnout Shares will be released if, during the Earnout Period, the Applicable VWAP is greater than or equal to $18.00. Sponsor has also forfeited 200,000 shares of AMHC’s Class B Common Stock and, as a result, Sponsor received 2,300,000 shares of New Jasper Voting Common Stock at Closing, with 1,050,000 of such shares subject to the Sponsor earnout described in the foregoing sentence.

The material terms and conditions of the Business Combination Agreement and its related agreements are described on pages 102 to 132 of AMHC’s definitive proxy statement/prospectus dated August 26, 2021 (the “Definitive Proxy Statement”) included in AMHC’s Registration Statement on Form S-4 (File No.  333-256875), filed with the SEC on August 25, 2021, as amended (the “Registration Statement”) under the sections titled “Business Combination Proposal—The Business Combination Agreement” and “Business Combination Proposal—Related Agreements”, each of which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as AMHC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to AMHC following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements contained in this Current Report and in the documents incorporated herein by reference may constitute “forward-looking statements” for purposes of federal securities laws. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negative of any of the foregoing) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements in this Current Report may include, for example, but are not limited to, statements about:

●	our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Transactions and their expected benefits;

●	New Jasper’s ability to research, discover and develop additional product candidates;

●	the success, cost and timing of New Jasper’s product development activities and clinical trials;

●	the potential attributes and benefits of New Jasper’s product candidates;

●	New Jasper’s ability to obtain and maintain regulatory approval for its product candidates;

●	New Jasper’s ability to obtain funding for its operations;

●	the projected financial information, anticipated growth rate, and market opportunity of New Jasper;

●	the ability to maintain the listing of New Jasper’s public securities on Nasdaq;

●	New Jasper’s public securities’ potential liquidity and trading;

●	New Jasper’s success in retaining or recruiting, or changes required in, officers, key employees or directors;

●	New Jasper’s ability to grow and manage growth profitably;

●	the implementation, market acceptance and success of New Jasper’s business model, developments and projections relating to New Jasper’s competitors and industry;

●	New Jasper’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	New Jasper’s ability to identify, in-license or acquire additional technology;

●	New Jasper’s ability to maintain its existing license agreements and manufacturing arrangements; and

●	the effect of the COVID-19 pandemic on the foregoing.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Definitive Proxy Statement beginning on page 32. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak, and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The businesses of Old Jasper and AMHC prior to the Business Combination are described in the Definitive Proxy Statement in the sections titled “Information About AMHC” and “Information About Jasper” beginning on pages 179 and 189, respectively, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Transactions are set forth in the Definitive Proxy Statement in the section titled “Risk Factors” beginning on page 32 and are incorporated herein by reference.

Financial Information

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference. The disclosure contained in the Definitive Proxy in the sections titled “Selected Historical Financial Information of AMHC” beginning on page 164, “Selected Historical Financial Information of Jasper” beginning on page 166, “Unaudited Historical Comparative and Pro Forma Combined Per Share Data of AMHC and Jasper” beginning on page 167, “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 169, “AMHC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 184, and “Jasper’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 219, are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Definitive Proxy Statement in the section titled “Jasper’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 219 is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The disclosure contained in the Definitive Proxy Statement in the section titled “Jasper’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 237 is incorporated herein by reference.

Properties

The disclosure contained in the Definitive Proxy Statement in the section titled “Information About Jasper—Facilities” beginning on page 218 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of New Jasper Common Stock immediately following consummation of the Transactions by:

●	each person known to be the beneficial owner of more than 5% of New Jasper’s outstanding Common Stock immediately following the consummation of the Transactions;

●	each of New Jasper’s current named executive officers and directors; and

●	all executive officers and directors of New Jasper as a group following the consummation of the Transactions.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, New Jasper believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	New Jasper Voting Common Stock		New Jasper Non-Voting Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class	Number of Shares	% of Class
Directors and Named Executive Officers:
William Lis(2)	921,763	2.5%	—	—
Anna French, D.Phil.	—	—	—	—
Lawrence Klein, Ph.D.	—	—	—	—
Christian W. Nolet	—	—	—	—
Judith Shizuru, M.D., Ph.D.(3)	1,275,682	3.5%	—	—
Kurt von Emster(4)	5,628,558	15.4%	—	—
Kevin N. Heller, M.D.(2)	205,553	*	—	—
Jeet Mahal(5)	140,079	*	—	—
All directors and named executive officers as a group (8 persons)	8,171,635	21.6%	—	—

Five Percent Holders:
Abingworth Bioventures VII LP(4)	5,628,558	15.4%	—	—
Amgen Inc.(6)	2,700,000	7.4%	—	—
Amplitude Healthcare Holdings LLC(7)	2,300,000	6.3%	—	—
Citadel Multi-Strategy Equities Master Fund LTD.(8)	2,979,504	8.2%	1,296,022	100%
Qiming U.S. Healthcare Fund II, L.P.(9)	5,852,982	16.0%	—	—
Roche Finance Ltd(10)	4,624,606	12.7%	—	—

*	Indicates less than 1%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065.

(2)	Consists solely of shares of New Jasper Voting Common Stock issuable upon exercise of options that are exercisable within 60 days of the Closing Date.

(3)	Consists of (i) 1,129,512 shares of New Jasper Voting Common Stock, of which 847,134 shares are vested or will vest within 60 days of the Closing Date, and (ii) 146,170 shares of New Jasper Voting Common Stock issuable upon exercise of options that are exercisable within 60 days of the Closing Date.

(4)	Abingworth Bioventures VII GP LP, a Scottish limited partnership, serves as the general partner of ABV VII. Abingworth General Partner VII LLP, an English limited liability partnership (together with Abingworth Bioventures VII GP LP, the “General Partners”), serves as the general partner of Abingworth Bioventures VII GP LP. ABV VII (acting by its general partner Abingworth Bioventures VII GP LP, acting by its general partner Abingworth General Partner VII LLP) has delegated to Abingworth all investment and dispositive power over the securities held by ABV VII. An investment committee of Abingworth, currently comprised of Timothy Haines, Kurt von Emster, a member of the Board, Bali Muralidhar, Brian Gallagher, Andrew Sinclair and Genghis Lloyd-Harris (collectively the “Investment Committee”), approves investment and voting decisions by a specified majority vote, and no individual member has the sole control or voting power over the securities held by ABV VII. Each of Abingworth, Abingworth Bioventures VII GP LP, Abingworth General Partner VII LLP, and each member of the Investment Committee disclaims beneficial ownership of the shares held by ABV VII. The address of Abingworth Bioventures VII LP is 38 Jermyn Street, London, SW1Y6DN, UK.

(5)	Consists of (i) 109,627 shares of New Jasper Voting Common Stock, and (ii) 30,452 shares of New Jasper Voting Common Stock issuable upon exercise of options that are exercisable within 60 days of the Closing Date.

(6)	The mailing address of Amgen Inc. is One Amgen Center Drive, Thousand Oaks, CA 91320.

(7)	Sponsor is the record holder of the New Jasper Voting Common Stock reported herein. Metalmark Amplitude Healthcare Holdings LLC and Avego Healthcare Capital, L.P., affiliates of Metalmark and Avego, respectively, are the managing members of Sponsor. The partners of Metalmark indirectly control Metalmark Capital Holdings LLC, which is the general partner of Metalmark Capital Partners III GP, L.P., itself the sole member of Metalmark Amplitude Healthcare Holdings LLC; Howard Hoffen, AMHC’s Chairman, and Kenneth Clifford, AMHC’s Chief Financial Officer, are partners of Metalmark. Each of Messrs. Hoffen and Clifford disclaim any beneficial ownership of the reported shares other than to the extent of their respective pecuniary interest therein, directly or indirectly. Bala Venkataraman, AMHC’s Chief Executive Officer, is the managing member of Avego Healthcare Capital Holdings, LLC, which is the general partner of Avego Healthcare Capital, L.P., a managing member of New Jasper Voting Common Stock. Mr. Venkataraman disclaims any beneficial ownership of the reported shares other than to the extent of his pecuniary interest therein, directly or indirectly. In addition, each of AMHC’s officers and directors is a member of New Jasper Voting Common Stock and accordingly has pecuniary interest in the shares reported herein. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. 1,050,000 shares of New Jasper Common Stock are currently held in escrow, pursuant to which (A) 250,000 shares will be released from escrow if, during the period from and after the Closing until the third anniversary of the Closing (the “Earnout Period”), over twenty (20) trading days within any thirty (30) day consecutive trading day period, the volume-weighted average purchase price of New Jasper Voting Common Stock (the “Applicable VWAP”) is greater than or equal to $11.50, (B) 500,000 of the shares will be released if, during the Earnout Period, the Applicable VWAP is greater than or equal to $15.00, and (C) 300,000 of the shares will be released if, during the Earnout Period, the applicable VWAP is greater than or equal to $18.00.

(8)	Consists of (i) 2,979,504 shares of New Jasper Voting Common Stock, and (ii) 1,296,022 shares of New Jasper Non-Voting Common Stock held by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”). Citadel Advisors LLC (“Citadel Advisors”) is the portfolio manager for CM. Citadel Advisors Holdings LP (“CAH”) is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”) is the general partner of CAH. Mr. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP. Each of Citadel Advisors, CAH CGP and Mr. Griffin may be deemed to beneficially own the shares held by CM, and may be deemed to share voting and dispositive power over shares held by CM. The address of CM is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(9)	The general partner of Qiming U.S. Healthcare Fund II, L.P. is Qiming U.S. Healthcare GP II, LLC. Gary Rieschel and Mark D. McDade are the managing partners of Qiming U.S. Healthcare GP II, LLC. Each of Qiming U.S. Healthcare GP II, LLC, Mr. Rieschel and Mr. McDade may be deemed to beneficially own the shares beneficially owned by Qiming U.S. Healthcare Fund II, L.P., but each disclaims beneficial ownership of such shares. The address for each of these entities and individuals is 11100 NE 8th St., Suite 200, Bellevue, WA 98004.

(10)	Roche Finance Ltd is a wholly-owned subsidiary of Roche Holding Ltd, a publicly-held corporation. The principal business address of Roche Finance Ltd is Grenzacherstrasse 122, 4070 Basel, Switzerland.

Directors and Executive Officers

Directors

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, each of Howard Hoffen, Bala Venkataraman, Fred Eshelman, Ernest Mario, Peter Dolan and Glenn Reicin ceased serving as a director of AMHC. Effective as of the Closing Date, Anna French, D. Phil., William Lis, Christian W. Nolet, Judith Shizuru, M.D., Ph.D. and Kurt von Emster were elected to serve as directors on the Board. In addition, effective as of the Closing Date, Sponsor designated, and the Board appointed, Lawrence Klein, Ph.D. to the Board.

The Company’s business and affairs are organized under the direction of the Board. The Board currently consists of six members. Mr. Lis serves as Executive Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to the Company’s management. The Board will meet on a regular basis and on an ad hoc basis as required.

The Board is divided into three classes, as follows:

●	Class I, which consists of Dr. Klein and Mr. von Emster, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2022;

●	Class II, which consists of Dr. French and Dr. Shizuru, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2023; and

●	Class III, which consists of Mr. Lis and Mr. Nolet, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2024.

At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized number of directors that shall constitute the Board will be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board. No decrease in the number of directors constituting the Board will shorten the term of any incumbent director. This classification of the Board may have the effect of delaying or preventing changes in its control or management. The Company’s directors may be removed only for cause by the affirmative vote of the holders of at least 66⅔% of the Company’s capital stock entitled to vote generally at an election of directors, voting together as a single class (provided that as of the three-year anniversary of the Closing Date, such reference to “66⅔%” shall be deemed to be “50%”).

Subject to applicable law and subject to the rights of the holders of any series of preferred stock of the Company, any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

For biographical information concerning the Company’s directors (other than Dr. Klein, whose biographical information appears below), see the disclosure in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination” beginning on page 247 and in AMHC’s Current Report on Form 8-K, filed with the SEC on September 20, 2021, which is incorporated herein by reference.

Lawrence Klein, Ph.D. has served in various positions at CRISPR Therapeutics AG (Nasdaq: CRSP), a biotechnology company, including Chief Operating Officer since January 2020, Chief Business Officer from January 2019 to January 2020, Senior Vice President, Business Development and Strategy from November 2017 to December 2018 and as Vice President, Strategy from February 2016 to November 2017. Before joining CRISPR, Dr. Klein was an Associate Partner at McKinsey & Company, a global management consulting firm, from October 2014 to February 2016. He has served as a director of Dyne Therapeutics, Inc. (Nasdaq: DYN) since September 2019. Dr. Klein received his B.S. in biochemistry and physics from the University of Wisconsin-Madison and his Ph.D. in biophysics from Stanford University. Dr. Klein’s qualifications to sit on the Board include his extensive background in immunology, hematologic malignancies, stem cell transplant and cell therapies, as well as his current and prior service with pharmaceutical and biotechnology companies on matters pertaining to strategy and operations.

Executive Officers

New Jasper’s executive officers after the consummation of the Transactions are described in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination—Executive Officers and Directors after the Business Combination” beginning on page 247, and that information is incorporated herein by reference.

Family Relationships

There are no family relationships among any of the individuals serving as directors or executive officers of the Company following the consummation of the Business Combination.

Board Leadership Structure and Role of the Board in Risk Oversight

The information in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination—Board Leadership Structure” beginning on page 250 and in the section titled “Management of New Jasper Following the Business Combination—Role of the New Jasper Board in Risk Oversight” beginning on page 251 is incorporated herein by reference.

Independence of the Board of Directors

The Board has determined that each of the directors on the Board, other than Mr. Lis and Dr. Shizuru, qualify as independent directors, as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules and the Board consists of a majority of “independent directors” as defined under the rules of the SEC and Nasdaq Stock Market listing rules relating to director independence requirements. In addition, the Company will be subject to the rules of the SEC and the Nasdaq Stock Market relating to the membership, qualifications and operations of the audit committee, as discussed below.

Committees of the Board of Directors

Furthermore, effective as of the Closing, the Board established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Information with respect to the functions of the committees of the Board immediately after the Closing is set forth in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination—Board Committees” beginning on page 251 and that information is incorporated herein by reference. The members of the audit committee are Dr. French, Mr. Nolet and Mr. von Emster, and Mr. Nolet chairs the audit committee. The members of the compensation committee are Dr. French, Mr. Nolet and Mr. von Emster, and Dr. French chairs the compensation committee. The members of the nominating and corporate governance committee are Dr. French, Dr. Klein and Mr. von Emster, and Mr. von Emster chairs the nominating and corporate governance committee.

Compensation Committee Interlocks and Insider Participation

The information in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 254 is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Old Jasper and the compensation of the executive officers of AMHC before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the sections titled “Executive Compensation—Executive Compensation — Jasper” beginning on page 239 and “Executive Compensation—Executive Compensation — AMHC” beginning on page 239 and that information is incorporated herein by reference. A description of the compensation of the executive officers of New Jasper following the consummation of the Transactions is set forth under the heading “Employment Agreements with Named Executive Officers” in Item 5.02 of this Current Report, which disclosure is incorporated herein by reference.

At the Special Meeting, the AMHC stockholders approved the Equity Incentive Plan (as defined below) and the ESPP (as defined below). The summary of each of the Equity Incentive Plan and the ESPP is set forth in the Definitive Proxy Statement in the sections titled “Equity Incentive Plan Proposal” beginning on page 142 and “ESPP Proposal” beginning on page 150, respectively, and that information is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full texts of the Equity Incentive Plan and the ESPP, which are filed as Exhibits 10.3 and 10.6 to this Current Report, respectively, and are incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of AMHC before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Executive Compensation—Executive Compensation — AMHC” beginning on page 239 and that information is incorporated herein by reference.

A description of the compensation of the non-employee directors of Old Jasper before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Director Compensation—Director Compensation — Jasper” beginning on page 246 and that information is incorporated herein by reference.

A description of the compensation of the directors of New Jasper following the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Director Compensation—New Jasper Director Compensation Following the Business Combination” beginning on page 246 and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Definitive Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 260 and that information is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Definitive Proxy Statement in the sections titled “Information about AMHC—Legal Proceedings” beginning on page 183 and “Information about Jasper—Legal Proceedings” beginning on page 218 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, AMHC’s publicly traded Class A Common Stock, public warrants and units were listed on The Nasdaq Stock Market LLC under the symbols “AMHC,” “AMHCW” and “AMHCU,” respectively. The New Jasper Voting Common Stock and Jasper’s public warrants are expected to begin trading on the Nasdaq Capital Market under the symbols “JSPR” and “JSPRW,” respectively, on September 27, 2021. AMHC’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and will be delisted from The Nasdaq Stock Market LLC.

As of immediately after the Closing, there were 36,520,288 shares of New Jasper Voting Common Stock issued and outstanding and held of record by 54 holders, and 5,000,000 public warrants outstanding held of record by two holders.

The Company has not paid any cash dividends on shares of its New Jasper Common Stock and does not anticipate paying any cash dividends in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report concerning the issuance and sale of certain unregistered securities, which is incorporated herein by reference.

Description of New Jasper’s Securities

The description of New Jasper’s securities is contained in the Definitive Proxy Statement in the section titled “Description of New Jasper Securities” beginning on page 277 and that information is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination—Limitation of Liability and Indemnification” beginning on page 254 and that information is incorporated herein by reference. In connection with the Business Combination, New Jasper entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Change in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth below under Item 4.01 of this Current Report, which is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Business Combination Agreement and as described under “Introductory Note” above, AMHC entered into Subscription Agreements with each of the PIPE Investors, pursuant to which, at the Closing, the PIPE Investors subscribed for and purchased an aggregate of 10,000,000 shares of Class A Common Stock of AMHC at a price of $10.00 per share for aggregate gross proceeds of $100.0 million. Affiliates of Sponsor funded $28,350,000 in the PIPE Financing. The shares of Class A Common Stock of AMHC issued pursuant to the Subscription Agreements (the “PIPE Financing Shares”) were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Pursuant to the Subscription Agreements, the Company agreed that, within 30 calendar days after the Closing Date, it will file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Resale Registration Statement”) registering the resale of the PIPE Financing Shares. The Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) 60 calendar days (or 90 calendar days if the SEC notifies the Company that the SEC will review the Resale Registration Statement) following the filing thereof and (ii) five business days after the Company is notified by the SEC that the Resale Registration Statement will not be reviewed or will not be subject to further review. The Company agreed to cause such Resale Registration Statement to remain effective until the earliest of (x) the date on which no PIPE Investor holds PIPE Financing Shares, (y) the first date on which each PIPE Investor is able to sell all of its PIPE Financing Shares under Rule 144 of the Securities Act within 90 days without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable) and (z) three years from the date of effectiveness of the Resale Registration Statement. The foregoing summary of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant

Dismissal of WithumSmith+Brown, PC

Effective upon the Closing, on September 24, 2021, the audit committee of the Board (the “Audit Committee”) dismissed WithumSmith+Brown, PC (“Withum”), which served as AMHC’s independent registered public accounting firm prior to the Business Combination.

The report of Withum on the financial statements of AMHC as of December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about AMHC’s ability to continue as a going concern. During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through September 24, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with AMHC’s initial public offering, which resulted in the restatement of AMHC’s financial statements as set forth in Amendment No. 1 to AMHC’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 24, 2021.

The Company provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Withum furnish a letter addressed to the SEC dated September 29, 2021, which is filed as Exhibit 16.1 to this Current Report, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Appointment of PricewaterhouseCoopers LLP

Effective upon the Closing, on September 24, 2021, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. PwC audited the balance sheets of Old Jasper as of December 31, 2019 and 2020, and the related statements of operations and comprehensive loss, of redeemable convertible preferred stock and stockholders’ deficit and of cash flows for the years then ended, including the related notes.

During the years ended December 31, 2019 and 2020 and the subsequent interim period through September 24, 2021, neither the Company nor anyone on its behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Definitive Proxy Statement in the section titled “Business Combination Proposal—The Business Combination Agreement,” beginning on page 102, which is incorporated herein by reference. Further reference is made to the information set forth under “Introductory Note” above and in the section titled “Form 10 Information—Security Ownership of Certain Beneficial Owners and Management” within Item 2.01 to this Current Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Directors and Officers

Directors

The information under headings “Form 10 Information—Directors and Executive Officers” and “Form 10 Information—Committees of the Board of Directors” within Item 2.01 of this Current Report above is incorporated into this Item 5.02 by reference.

A description of the compensation of the directors of AMHC and non-employee directors of Old Jasper before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the respective sections titled “Executive Compensation—Executive Compensation — AMHC” beginning on page 239 and “Director Compensation—Director Compensation — Jasper” beginning on page 246 and that information is incorporated herein by reference. A description of the compensation of the directors of New Jasper following the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Director Compensation—New Jasper Director Compensation Following the Business Combination” beginning on page 246 and that information is incorporated herein by reference.

Executive Officers

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, each of Bala Venkataraman, Kenneth Clifford and Vishal Kapoor ceased serving as an executive officer of AMHC. The following persons are serving as executive officers of the Company following the Closing. For biographical information concerning such executive officers, see the disclosure in the Definitive Proxy Statement in the section titled “Management of New Jasper Following the Business Combination,” beginning on page 247, which is incorporated herein by reference.

Name	Position
William Lis	President, Chief Executive Officer and Executive Chairman of the New Jasper Board
Jeet Mahal	Chief Financial and Business Officer and Corporate Secretary
Kevin N. Heller, M.D.	Executive Vice President, Research and Development

Jasper Therapeutics, Inc. 2021 Equity Incentive Plan

At the Special Meeting, the AMHC stockholders considered and approved the Jasper Therapeutics, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan allows the Company to grant incentive stock options (“ISOs”) within the mean of Section 422 of the  United States Internal Revenue Code of 1986, as amended (the “Code”), to the Company’s employees and its parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to its employees, directors and consultants and any of its affiliates’ employees and consultants. The Board believes that awards to be issued under the Equity Incentive Plan will motivate award recipients to offer their maximum effort to New Jasper and help focus them on the creation of long-term value consistent with the interests of the Company’s stockholders. In addition, the Board believes that grants of incentive awards are necessary to enable New Jasper to attract and retain top talent.

The Company has initially reserved up to 4,400,000 shares of New Jasper Common Stock for the issuance of awards under the Equity Incentive Plan. The Equity Incentive Plan provides that the number of shares of New Jasper Common Stock that will be reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2022 and ending on (and including) January 1, 2031 in an amount equal to the lesser of (i) 4% of the total number of shares of New Jasper Common Stock outstanding on December 31 of the immediately preceding year or (2) 2,750,000 shares of New Jasper Common Stock; provided, however, that the Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of New Jasper Common Stock. Notwithstanding anything to the contrary in the foregoing sentence, the aggregate maximum number of shares of New Jasper Common Stock that may be issued on the exercise of ISOs under the Equity Incentive Plan is 4,400,000 shares, which amount will be increased commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 4% of the total number of shares of New Jasper Common Stock outstanding on December 31 of the preceding year, (ii) 2,750,000 shares of New Jasper Common Stock, and (iii) such amount as may be determined by the Board. Under the Equity Incentive Plan, the Board will appropriately and proportionately adjust each of the foregoing share numbers as necessary to implement any changes in the Company’s capital structure, such as a stock split, reverse stock split, or recapitalization. Initially, the maximum, aggregate number of shares that may be issued under the Equity Incentive Plan is the amount equal to (i) 4,400,000 shares, plus (ii) an additional number of Returning Shares (as defined in the Equity Incentive Plan).

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Definitive Proxy Statement in the section titled “Equity Incentive Plan Proposal” beginning on page 142. Such summary and the foregoing description of the Equity Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Jasper Therapeutics, Inc. 2021 Employee Stock Purchase Plan

At the Special Meeting, the AMHC stockholders considered and approved the Jasper Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentive for such individuals to exert maximum efforts toward the Company’s success and that of its related corporations. The ESPP allows for eligible U.S. employee to purchase shares of New Jasper Common Stock in a manner that may qualify for favorable treatment under Section 423 of the Code (the “423 Component”) and will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, the ESPP permits the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside the U.S. while complying with applicable foreign laws, and except as otherwise provided in the ESPP or determined by the Board, it will operate and be administered in the same manner as the 423 Component.

The Company has initially reserved up to 550,000 shares of New Jasper Common Stock that may be issued under the ESPP. The ESPP provides that the number of shares of New Jasper Common Stock that will be reserved for issuance under the ESPP will automatically increase on January 1 of each year for a period of ten years, commencing on January 1 following the year in which the ESPP is adopted by the Board and approved by the Company’s stockholders and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of New Jasper Common Stock outstanding on December 31 of the immediately preceding calendar year, and (ii) 550,000 shares; provided however, that the Board may act prior to January 1 of a given calendar year to provide that there will be no increase for such calendar year or the increase for such year will be a lesser number of shares than the amounts set forth in clauses (i) and (ii) above. Under the ESPP, the Board will appropriately and proportionately adjust each of the foregoing share numbers as necessary to implement any changes in the Company’s capital structure, such as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend,  liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transactions.

A more complete summary of the terms of the ESPP is set forth in the Definitive Proxy Statement in the section titled “ESPP Proposal” beginning on page 150. Such summary and the foregoing description of the ESPP do not purport to be complete and are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.6 to this Current Report and incorporated herein by reference.

Employment Agreement with William Lis

In connection with Closing, on September 24, 2021, the Company entered into an Employment Agreement with William Lis (the “Lis Employment Agreement”) as the Company’s Executive Chairman and Chief Executive Officer. The Lis Employment Agreement initially provides for an annual base salary of $530,000, subject to adjustment from time to time (the “Lis Base Salary”), and a target annual incentive bonus of 50% of the Lis Base Salary. The Lis Employment Agreement also provides that, subject to approval by the Board or its compensation committee, Mr. Lis will be granted, in the form of equity awards, an equal amount of shares of the Company’s common stock (the “Lis Shares”) and options to purchase shares of the Company’s common stock (the “Lis Options”) in an aggregate amount such that Mr. Lis’ beneficial ownership of the Company’s capital stock is equal to 3.0% of the outstanding shares of the Company’s capital stock as of the Closing. The Lis Shares will vest 50% on the six-month anniversary of the date of grant and 50% on the nine-month anniversary of the date of grant, and the Lis Options will be 25% vested on the date of grant and an additional 25% shall vest on each six-month anniversary thereafter if certain corporate milestones are met. Mr. Lis also is eligible to participate in the benefit plans that are generally available to all of the Company’s executive employees.

Mr. Lis’ employment with the Company is at-will, meaning either the Company or Mr. Lis may terminate the employment relationship with or without cause. However, Mr. Lis must provide at least 30 days’ advance written notice of any termination of his employment under the Lis Employment Agreement.

Mr. Lis will also continue to be eligible for payments and benefits under the Company’s employee severance plan applicable to executive committee members (the “Severance Plan”), which is described in the Definitive Proxy Statement in the section titled “Executive Compensation—Executive Compensation — Jasper—Employment Arrangements with Named Executive Officers—Employee Severance Plan” beginning on page 244, and which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Severance Plan, which is filed as Exhibit 10.10 to this Current Report and is incorporated herein by reference.

Employment Agreement with Jeet Mahal

In connection with Closing, on September 24, 2021, the Company entered into an Employment Agreement with Jeet Mahal (the “Mahal Employment Agreement”) as the Company’s Chief Financial Officer and Business Officer. The Mahal Employment Agreement initially provides for an annual base salary of $400,000, subject to adjustment from time to time (the “Mahal Base Salary”), and a target annual incentive bonus of 40% of the Mahal Base Salary. The Mahal Employment Agreement also provides that Mr. Mahal will initially be granted equity compensation, in the same form and on such terms consistent with his existing equity holdings, such that Mr. Mahal’s beneficial ownership of the Company’s capital stock is equal to at least 0.75% of the outstanding shares of the Company’s capital stock as the date of grant as well as a second grant, to be made no later than by March 31, 2022, of an amount of equity interests in the Company, and on such terms and in such form approved by the Company’s Executive Chairman, such that Mr. Mahal’s beneficial ownership of the Company’s capital stock is equal to at least 1.0% of the outstanding shares of the Company’s capital stock as the date of grant. Mr. Mahal also is eligible to participate in the benefit plans that are generally available to all of the Company’s executive employees.

Mr. Mahal’s employment with the Company is at-will, meaning either the Company or Mr. Mahal may terminate the employment relationship with or without cause. However, Mr. Mahal must provide at least 30 days’ advance written notice of any termination of his employment under the Mahal Employment Agreement.

Mr. Mahal will also continue to be eligible for payments and benefits under the Severance Plan.

Employment Agreement with Kevin N. Heller, M.D.

In connection with Closing, on September 24, 2021, the Company entered into an Employment Agreement with Kevin N. Heller, M.D. (the “Heller Employment Agreement”) as the Company’s Executive Vice President, Research and Development. The Heller Employment Agreement initially provides for an annual base salary of $455,274.59, subject to adjustment from time to time (the “Heller Base Salary”), and a target annual incentive bonus of 40% of the Heller Base Salary. Dr. Heller also is eligible to participate in the benefit plans that are generally available to all of the Company’s executive employees.

Dr. Heller’s employment with the Company is at-will, meaning either the Company or Dr. Heller may terminate the employment relationship with or without cause. However, Dr. Heller must provide at least 30 days’ advance written notice of any termination of his employment under the Heller Employment Agreement.

Dr. Heller will also continue to be eligible for payments and benefits under the Severance Plan.

The foregoing summaries of the employment agreements between the Company and each of Mr. Lis, Mr. Mahal and Dr. Heller are qualified in their entirety by the full text of such employment agreements, which are filed as Exhibits 10.7, 10.8 and 10.9 to this Current Report, respectively, and are incorporated herein by reference.

Potential Payments Upon a Termination or Change of Control

Reference is made to the disclosure in the Definitive Proxy Statement in the section titled “Executive Compensation—Employment Arrangements with Named Executive Officers—Employee Severance Plan” beginning on page 244, “Equity Incentive Plan Proposal—Summary of the Equity Incentive Plan—Corporate Transactions” beginning on page 146 and “ESPP Proposal—Summary of the ESPP—Corporate Transactions” beginning on page 154, which are incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Certain Relationships and Related Person Transactions

The information set forth in the section titled “Certain Relationships and Related Person Transactions” in the Definitive Proxy Statement beginning on page 260 is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, the Company ceased to be a shell company upon the Closing. The material terms of the Transactions are described in the section titled “Business Combination Proposal” in the Definitive Proxy Statement beginning on page 102 and are incorporated herein by reference. The disclosure set forth under “Introductory Note” above is also incorporated into this Item 5.06 by reference.

Item 7.01.	Regulation FD Disclosure.

On September 24, 2021, the Company issued a press release announcing the consummation of the Business Combination. The press release is filed as Exhibit 99.1 to the Current Report and is incorporated herein by reference. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Old Jasper as of December 31, 2020 and 2019 and the related notes are included in the Definitive Proxy Statement beginning on page F-51 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Jasper as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 and the related notes are included in the Definitive Proxy Statement beginning on page F-82 and are incorporated herein by reference.

The audited financial statements of AMHC as of December 31, 2020 and 2019 and for the period from August 13, 2019 (inception) through December 31, 2019 and the related notes are included in the Definitive Proxy Statement beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed financial statements of AMHC as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 and the related notes are included in the Definitive Proxy Statement beginning on page F-27 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information as of June 30, 2021 and for the six months ended June 30, 2021 and the period ended December 31, 2020 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1+	Business Combination Agreement, dated as of May 5, 2021, by and among Amplitude Healthcare Acquisition Corporation, Ample Merger Sub, Inc. and Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 6, 2021).

3.1*	Second Amended and Restated Certificate of Incorporation of Jasper Therapeutics, Inc.

3.2*	Second Amended and Restated Bylaws of Jasper Therapeutics, Inc.

4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Amplitude Healthcare Acquisition Corporation (incorporated by reference to Exhibit 4.4 to the Form S-1/A of Amplitude Healthcare Acquisition Corporation, filed on November 6, 2019, as amended).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 6, 2021).

10.2*	Amended and Restated Registration Rights Agreement, dated September 24, 2021, by and among Jasper Therapeutics, Inc. and the stockholders party thereto.

10.3*†	Jasper Therapeutics, Inc. 2021 Equity Incentive Plan.

10.4*†	Jasper Therapeutics, Inc. 2021 Equity Incentive Plan Form of Stock Option Grant Notice and Stock Option Agreement.

10.5*†	Jasper Therapeutics, Inc. 2021 Equity Incentive Plan Form of RSU Award Grant Notice and Award Agreement (RSU Award).

10.6*†	Jasper Therapeutics, Inc., 2021 Employee Stock Purchase Plan.

10.7*†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and William Lis.

10.8*†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and Jeet Mahal.

10.9*†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and Kevin Heller.

10.10†	Jasper Therapeutics, Inc. Employee Severance Plan for Vice Presidents and Executive Committee Members (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.11†	Jasper Therapeutics, Inc. 2019 Equity Incentive Plan (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.12†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.13	Sponsor Support Agreement, dated as of May 5, 2021, by and among Amplitude Healthcare Acquisition Corporation, Amplitude Healthcare Holdings LLC and Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 10.2 to the Form 8-K of Amplitude Healthcare Acquisition Corporation, filed on May 6, 2021).

10.14*	Amendment to Sponsor Support Agreement, dated as of September 24, 2021, by and among Amplitude Healthcare Acquisition Corporation, Amplitude Healthcare Holdings LLC and Jasper Therapeutics, Inc.

10.15†	Consulting Agreement, dated December 16, 2019, by and between Jasper Therapeutics, Inc. and Judith Shizuru, M.D., Ph.D. (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.16^	Clinical Trial Agreement for Clinical Trials Conducted at the National Institutes of Health Clinical Center, executed May 7, 2021, by and between Jasper Therapeutics, Inc. and The National Institute of Allergy and Infectious Diseases (NIAID) (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.17^	Material Transfer and Option Agreement, dated June 17, 2021, by and between Jasper Therapeutics, Inc. and Aruvant Sciences GmbH (incorporated by reference to Exhibit 10.31 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.18^	Exclusive License Agreement, dated November 21, 2019, by and between Jasper Therapeutics, Inc. and Amgen Inc. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.19	Assignment Agreement, dated as of November 21, 2019, by and between Jasper Therapeutics, Inc. and Amgen Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.20^	Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, effective as of June 18, 2013, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.21^	Amendment #1 to the Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, dated February 27, 2017, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.22^	Amendment #2 to the Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, dated November 15, 2017, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.23^	Quality Agreement, dated October 7, 2015, by and between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.24^	Exclusive License Agreement, effective as of March 25, 2021, by and between Jasper Therapeutics, Inc. and The Board of Trustees of the Leland Stanford Junior University (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.25^	Sponsored Research Agreement, effective September 1, 2020, by and between Jasper Therapeutics, Inc. and The Board of Trustees of the Leland Stanford Junior University (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.26^	Material Transfer Agreement, dated December 14, 2020, by and between Jasper Therapeutics, Inc. and Zai Lab Limited (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.27^	Intramural Clinical Trial Agreement, executed February 11, 2021, by and between Jasper Therapeutics, Inc. and National Heart, Lung, and Blood Institute, Part of the National Institutes of Health (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.28^	Clinical Trial Agreement for Clinical Trials Conducted at the National Institutes of Health Clinical Center, executed July 28, 2020, by and between Jasper Therapeutics, Inc. and The National Institute of Allergy and Infectious Diseases (NIAID) (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.29^	Material Transfer Agreement, effective as of January 9, 2021, by and between Jasper Therapeutics, Inc. and Graphite Bio, Inc. (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.30^	Development and Manufacturing Services Agreement, dated November 29, 2019, by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

10.31^	Amendment No. 1 to Development and Manufacturing Services Agreement, executed April 24, 2020 by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

10.32^	Amendment No. 2 to Development and Manufacturing Services Agreement, executed December 1, 2020, by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

14.1*	Code of Business Conduct and Ethics.

16.1*	Letter to SEC from WithumSmith+Brown, PC.

21.1*	List of Subsidiaries.

99.1*	Press Release, dated September 24, 2021.

99.2*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year December 31, 2020.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

^	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021	JASPER THERAPEUTICS, INC.

	By:	/s/ Jeet Mahal
	Name:	Jeet Mahal
	Title:	Chief Financial and Business Officer